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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 14, 2002
                                                --------------------------------

                     Structured Asset Securities Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


Delaware                             333-73338              74-2440858
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(State or Other Jurisdiction         (Commission            (IRS Employer
of Incorporation)                    File Number)           Identification No.)

745 Seventh Avenue
New York, New York                                               10019
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
                                                  ------------------------------

                   200 Vesey Street, New York, New York 10285
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     It is expected that during July 2002, a single series of certificates, expected to be titled LB-UBS Commercial Mortgage Trust 2002-C2, Commercial Mortgage Pass-Through Certificates, Series 2002-C2 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Structured Asset Securities Corporation (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-73338) and sold to Lehman Brothers Inc., UBS Warburg LLC and Deutsche Bank Securities Inc. (the "Underwriters") pursuant to an underwriting agreement between the Registrant and the Underwriters.

     The materials attached hereto have been prepared and provided to the Registrant with respect to two mortgage loans that will back the Underwritten
Certificates:

     1. A mortgage loan (the "Dadeland Mall Mortgage Loan") with a $175,000,000 principal balance at June 11, 2002, secured by a lien on the related borrower's fee simple interest in a portion of a super-regional mall, known as the Dadeland Mall, located approximately two miles southwest of the Coral Gables residential area of Miami, Florida (the encumbered portion of the Dadeland Mall, the "Dadeland Mall Mortgaged Property").

     2. A mortgage loan (the "Square One Mall Mortgage Loan") with a $94,788,019 principal balance at June 11, 2002, secured by a lien on the related borrower's fee simple interest in a portion of a regional mall, known as Square One Mall, located in Saugus, Massachusetts (the encumbered portion of the Square One Mall, the "Square One Mall Mortgaged Property").

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

          Not applicable.

(b) Pro forma financial information:

          Not applicable.



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(c) Exhibits:

Exhibit No.       Description

99.1 Certain financial information constituting (a) with respect to the Dadeland Mall Mortgaged Property, a statement of income and cashflow for each of the 1999, 2000 and 2001 calendar years and for the 12-month period ended May 31, 2002, and (b) with respect to the Square One Mall Mortgaged Property, a statement of income and cashflow for each of the 1999, 2000 and 2001 calendar years and for the 12-month period ended
                  May 31, 2002.











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 14, 2002

                                           STRUCTURED ASSET SECURITIES
                                             CORPORATION

                                           By: /s/ Precilla Torres
                                              ---------------------------------
                                              Name:  Precilla Torres
                                              Title: Authorized Signatory










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                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.                                                             Page No.
-----------                                                             --------

99.1 Certain financial information constituting (a) with respect to the Dadeland Mall Mortgaged Property, a statement of income and cashflow for each of the 1999, 2000 and 2001 calendar years and for the 12-month period ended May 31, 2002, and (b) with respect to the Square One Mall Mortgaged Property, a statement of income and cashflow for each of the 1999, 2000 and 2001 calendar years and for the 12-month period ended
                  May 31, 2002.











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